As filed with the U.S. Securities and Exchange Commission on October 19, 2023
1933 Act Registration No. 333-275008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]	Pre-Effective Amendment No. __1__
[ ]	Post-Effective Amendment No. ____

(Check appropriate box or boxes)

ADVISOR MANAGED PORTFOLIOS
(Exact name of registrant as specified in charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (626) 914-7385

The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

Copies to:

Christopher E. Kashmerick, Trustee Advisor Managed Portfolios c/o U.S. Bank Global Fund Services 2020 East Financial Way, Suite 100 Glendora, California 91741	Christopher D. Menconi, Esquire Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue NW Washington, D.C. 20004
Title of Securities being Registered: Shares of the CornerCap Fundametrics® Large-Cap ETF
Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.
It is proposed that this filing will become effective on November 15, 2023, pursuant to Rule 488. The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

CornerCap Fundametrics® Large-Cap ETF
a series of Trust for Advised Portfolios
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
November 15, 2023
Dear Shareholder,
We are sending this information to you because you are a shareholder of the CornerCap Fundametrics® Large-Cap ETF (the “Target ETF”), a series of Trust for Advised Portfolios (“TAP Trust”) advised by CornerCap Investment Counsel, Inc. (“CornerCap” or the “Adviser”). After careful consideration, the Board of Trustees of TAP Trust (the “TAP Board”) has determined that it is in the best interests of the Target ETF to reorganize and merge the Target ETF into a newly created series (the “Acquiring ETF”) of Advisor Managed Portfolios (“AMP Trust”), with the same name as the Target ETF. This transaction will be referred to as the “Reorganization.”
Once the Reorganization occurs, the Acquiring ETF will be managed by CornerCap and will have the same management style, investment restrictions and portfolio managers responsible for day-to-day management as were in place for the Target ETF. The Board has determined that the Reorganization is in the best interests of the Target ETF and its shareholders, and that the interests of the Target ETF’s shareholders will not be diluted as a result of the Reorganization.
Importantly, the Reorganization will not result in any change to the Target ETF’s fees and expenses, investment objective, principal investment strategies and risks, or portfolio management team.
Following the Reorganization, the advisory agreement and fundamental policies of the Acquiring ETF will not be materially different from those of the Target ETF. Furthermore, the independent members of the TAP Board comprise a majority of the independent members of the Board of Trustees of AMP Trust. In addition, AMP Trust, on behalf of the Acquiring ETF, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) that is substantially similar to the plan pursuant to Rule 12b-1 that is currently in place for the Target ETF. (The Target ETF and Acquiring ETF are each authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services; however, no Rule 12b-1 fees are currently paid by the Target ETF, and there are no plans to impose these fees for the Target ETF or the Acquiring ETF.) As a result, we are not seeking shareholder approval for the Reorganization and we are not requesting a proxy from you.
The enclosed Information Statement/Prospectus contains information about the Reorganization. As a result of the Reorganization, shareholders of the Target ETF will receive shares of the Acquiring ETF with the same aggregate net asset value as the shares of the Target ETF owned immediately prior to the Reorganization.
In evaluating the Reorganization proposal, the TAP Board considered the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust and determined, among other things, that the Reorganization may enable the Acquiring ETF to benefit from greater economies of scale in the future than would otherwise be available to the Target ETF, which could lead to reduced fees or expenses for the Acquiring ETF’s shareholders in the future, and to avoid any negative impact for the Target ETF relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring ETF, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust. The Reorganization is structured to qualify as tax-free for U.S. federal income tax purposes.
This document is provided for information only because shareholder approval is not required to effectuate the Reorganization for the Target ETF under TAP Trust’s operating documents, and applicable Delaware state and U.S. federal law (including the 1940 Act).
You are encouraged to carefully review the enclosed materials, which explain the Reorganization in more detail. If you have any questions or need additional information, please contact CornerCap Investment Counsel, Inc. at 1-800-617-0004.
Sincerely,
/s/ Russell B. Simon
Russell B. Simon, President
Trust for Advised Portfolios

REORGANIZATION OF
CornerCap Fundametrics® Large-Cap ETF
(A series of Trust for Advised Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004
INTO THE
CornerCap Fundametrics® Large-Cap ETF
(A series of Advisor Managed Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004
_____________________________________

INFORMATION STATEMENT/PROSPECTUS
DATED November 15, 2023
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
This Information Statement/Prospectus (the “Information Statement/Prospectus”) is furnished to you as a shareholder of the CornerCap Fundametrics® Large-Cap ETF (the “Target ETF”), a series of Trust for Advised Portfolios (“TAP Trust”) advised by CornerCap Investment Counsel, Inc. (“CornerCap” or the “Adviser”). After careful consideration, the Board of Trustees of TAP Trust (the “TAP Board”), including all of the Independent Trustees of TAP Trust, has determined that it is in the best interests of the Target ETF to reorganize and merge the Target ETF into the acquiring ETF, CornerCap Fundametrics® Large-Cap ETF (the “Acquiring ETF”), a newly created series of Advisor Managed Portfolios (“AMP Trust”) with the same name as the Target ETF. The transaction will be referred to as the “Reorganization,” and the Target ETF and the Acquiring ETF may be referred to together as the “Funds” or a “Fund”.
The Target ETF and the Acquiring ETF have identical investment objectives, investment strategies, restrictions, and risks, and there will be no change in investment adviser or portfolio managers. Importantly, the Reorganization will not result in any increase in fees or expenses for the Target ETF.
The TAP Board has approved the Reorganization and has determined that the Reorganization is in the best interests of the Target ETF and its shareholders.
Shares of the Acquiring ETF will be listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”), which is the same listing exchange used for shares of the Target ETF.
The Reorganization is expected to close on or about December 1, 2023 (the “Closing Date”). The Acquiring ETF will open for trading on December 4, 2023.

This Information Statement/Prospectus sets forth concisely the information you should know about the Reorganization of the Target ETF and constitutes an offering of the shares of the Acquiring ETF issued in the Reorganization. Please read it carefully and retain it for future reference.
In addition, the following documents each have been filed with the U.S. Securities and Exchange Commission (the “SEC”) (http://sec.gov), and are incorporated herein by reference:

•the Statement of Additional Information (“SAI”) dated November 15, 2023 relating to this Information Statement/Prospectus;
•the Prospectus and SAI related to the Target ETF, dated July 31, 2023, as supplemented, (File No. 333-108394) (File No. 811-21422) (Accession No. 0000894189-23-005227);
•the Annual Report to shareholders of the Target ETF for the fiscal year ended March 31, 2023, which has previously been sent to shareholders of the Target ETF (File No. 811-21422) (Accession No. 0000894189-23-004186);
•the Prospectus and SAI related to the Acquiring ETF, dated November 1, 2023 (File No. 333-270997) (File No. 811-23859) (Accession No. [ ]).
Because the Acquiring ETF has not yet commenced operations, no annual or semi-annual report is available.
This Information Statement/Prospectus will be mailed on or about November 16, 2023 to shareholders of record of the Target ETF as of July 31, 2023 (the “Record Date”).
The Target ETF is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC.
The above documents are available upon request and without charge by writing to the Target ETF at CornerCap Fundametrics® Large-Cap ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling toll-free at 1-800-617-0004. This information is also accessible via the EDGAR database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.
No person has been authorized to give any information or make any representation not contained in this Information Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
We are not asking you for a proxy and you are requested not to send us a proxy.
    Information Statement/Prospectus    ii

OVERVIEW
This Information Statement/Prospectus relates to the Reorganization of the Target ETF, a series of TAP Trust, into the Acquiring ETF, a series of AMP Trust. TAP Trust and AMP Trust are each an open-end management investment company registered with the SEC and organized under the laws of the state of Delaware. CornerCap serves as investment adviser to the Target ETF and the Acquiring ETF.
The Target ETF and the Acquiring ETF are identical in all material respects. The Target ETF and the Acquiring ETF have the same investment objective, fees and expenses, investment strategies, investment policies, and investment risks. Additionally, CornerCap provides day-to-day management of the portfolios for both of the Target ETF and the Acquiring ETF. The Target ETF and the Acquiring ETF have identical distribution and purchase procedures and exchange rights and redemption procedures. The Reorganization is structured to qualify as tax-free for U.S. federal income tax purposes.
The TAP Board has determined that, in light of the pending litigation against TAP Trust with respect to an unrelated series of the Trust, the Reorganization may enable the Target ETF to benefit from greater economies of scale in the future than would otherwise be available to the Target ETF, which could lead to reduced fees or expenses for the Acquiring ETF’s shareholders in the future, and to avoid any negative impact for the Target ETF relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring ETF, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust.
Shareholders of the Target ETF are not required to approve the Reorganization. Section 7.2 of Article VII of TAP Trust’s Amended and Restated Declaration of Trust permits TAP Trust, unless otherwise required by law, to cause any series of TAP Trust to be merged or consolidated with or into a series of any other investment company without shareholder approval. The Target ETF and the Acquiring ETF are each advised by CornerCap, and the Reorganization is considered to be a merger of affiliated companies for purposes of Rule 17a-8 under the 1940 Act. Rule 17a-8(3) permits the merger of affiliated companies without obtaining shareholder approval if: (i) no fundamental policy of the merging company is materially different from the fundamental policies of the surviving company; (ii) no advisory contract between the merging company is materially different from an advisory contract of the surviving company; (iii) trustees of the merging company who are not interested persons of the merging company and who were elected by its shareholders will comprise a majority of the trustees of the surviving company who are not interested persons of the surviving company; and (iv) any distribution fees authorized to be paid by the surviving company pursuant to Rule 12b-1 are no greater than the distribution fees of the merging company. As discussed in detail in this Information Statement/Prospectus, the Reorganization meets the criteria set forth in Rule 17a-8(3). Furthermore, the Board, including all Independent Trustees, has determined that the Reorganization is in the best interests of the Target ETF and its shareholders, and that the interests of the Target ETF’s shareholders will not be diluted as a result of the Reorganization.
COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND RESTRICTIONS
There are no differences in the investment objectives, investment strategies, investment restrictions, or investment risks between the Target ETF and Acquiring ETF. The same portfolio managers will continue to manage the Acquiring ETF.
Investment Objectives of the Target ETF and the Acquiring ETF
The investment objective for both the Target ETF and the Acquiring ETF is to seek long-term capital appreciation.
Principal Investment Strategies of the Target ETF and the Acquiring ETF
The investment strategies for both the Target ETF and the Acquiring ETF are as follows:
Each Fund is an actively managed ETF that invests primarily in equity securities listed on a U.S. exchange based on the results of a proprietary, quantitative research system called “Fundametrics®” developed by the Adviser. Under normal circumstances, each Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the securities of large-capitalization companies. The Adviser defines large-capitalization companies to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. The market capitalization range of the Russell 1000® Index was between $2.4 billion and $2,684.7 billion as of April 28, 2023 and is expected to change frequently.
The Adviser uses Fundametrics® to select stocks for each Fund. Fundametrics® evaluates all stocks in each Fund’s investable universe and groups companies with similar characteristics into custom peer groups. Each peer group is evaluated with respect to over 120 fundamental factors across all major styles (value, growth, growth at a reasonable price, price momentum, quality, risk) to find the optimized risk adjusted mix. Overall, valuation maintains the highest weight and greatest importance, but each peer group can have an independent style representation.
1

Buy and sell decisions are determined by the optimized subset of factors contained within the Fundametrics® Alpha Composite (“Alpha Composite”) and the Fundametrics® Financial Warnings Overlay (“Financial Warnings Overlay”). The Alpha Composite is a combination of factors designed to identify alpha stocks, which are stocks considered to have the potential for excess returns. The Financial Warnings Overlay is then applied to each Fund’s investable universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to underperformance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise rank attractively in the Alpha Composite. Each Fund typically buys stocks that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay and, as a final analysis, improve portfolio diversification. Each Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.
The Adviser selects securities from among approximately 500 issuers ranked according to fundamental factors using the Adviser’s Alpha Composite. Among other fundamental factors, the Alpha Composite model emphasizes the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:
•relative valuation;
•earnings growth rates; and
•cash flow measurements.
Each Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of each Fund (including the loan collateral). By lending its securities, each Fund may increase its income by receiving payments from the borrower.
Principal Investment Risks of the Target ETF and the Acquiring ETF
As with all funds, a shareholder of the Target ETF or Acquiring ETF is subject to the risk that their investment could lose money. An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The principal risks affecting shareholders’ investments in the Funds are set forth below. Each risk summarized below is considered a principal risk of investing in the Funds.
The principal investment risks for both the Target ETF and the Acquiring ETF are as follows:
Equity Market Risk. The securities markets are volatile and the market prices of the Fund’s investments in equity securities may decline generally. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. Volatility in the securities market may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. Market volatility may also adversely affect the broader economy, which in turn may adversely affect the value of securities owned by the Fund and the NAV of its shares.
Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market if they remain out of favor in the market or are not undervalued in the market.
Growth Investing Risk. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be volatile and may also be more expensive, relative to their earnings or assets, compared to value or other stocks. In addition, growth stocks as a group may fall out of favor and underperform the overall equity market.
Large-Capitalization Companies Risk. Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.
ETF Risk.
Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.
    Information Statement/Prospectus    2

Costs of Buying or Selling Shares. Due to the costs of buying or selling Fund shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
Shares May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Fund shares will approximate the Fund’s NAV, there may be times when the market price of Fund shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Fund shares or during periods of market volatility. If an investor buys Fund shares when the shares’ market price is at a premium, the investor may pay more than the shares’ underlying value. If an investor sells Fund shares when the shares’ market price is at a discount, the investor may receive less than the shares’ underlying value. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant.
Trading. Although Fund shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market will be maintained for Fund shares or that Fund shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund shares and could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.
Market Risk. Financial market risks affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Investment Restrictions of the Target ETF and the Acquiring ETF
The investment restrictions for the Target ETF and the Acquiring ETF are identical as outlined below.
Each of TAP Trust and AMP Trust (on behalf of the corresponding Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.
Each Fund’s fundamental policies are as follows:
1.The Fund is a “diversified company” as defined by the 1940 Act.
2.The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
    Information Statement/Prospectus    3

3.The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
4.The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
5.The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
6.The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
7.The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
8.The Fund may not invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in other investment companies or securities of the U.S. Government, its agencies or instrumentalities. The Fund will consider the portfolio of underlying investment companies when determining compliance with its concentration policy.)
Non-Fundamental Investment Policy
The Target ETF and the Acquiring ETF each observes the following policy, which is not deemed fundamental and may be changed without shareholder approval:
1.The Fund may not make any change to its investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of large-capitalization companies without first providing its shareholders with at least 60 days’ prior notice.
FEES AND EXPENSES
As an investor, shareholders pay fees and expenses to buy and hold shares of the Target ETF or the Acquiring ETF. Neither the Target ETF nor the Acquiring ETF charge a front-end or deferred “sales charge” or Rule 12b-1 plan fees. Shareholders pay annual fund operating expenses indirectly because they are deducted from fund assets.
The fees and expenses of the Target ETF and the Acquiring ETF are identical. The Acquiring ETF is not operational and does not currently have assets. The information below shows the current fees and expenses for the Target ETF and Acquiring ETF.
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Target ETF and the Acquiring ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.50%
1 Other Expenses of the Acquiring ETF are based on other expenses of the Target ETF for the fiscal year ended March 31, 2023.
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include the brokerage commissions that investors may pay on their purchases and sales of shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
    Information Statement/Prospectus    4

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2023, the Target ETF’s portfolio turnover rate was 60% of the average value of its portfolio. The Acquiring ETF is expected to have a similar portfolio turnover rate.
PERFORMANCE HISTORY
For the Reorganization, the Acquiring ETF will be the surviving legal entity, and will adopt the accounting history of the Target ETF. As a result, the Acquiring ETF will assume the financial and performance history of the Target ETF when the Reorganization closes.
The bar chart shows the performance of the Target ETF from year to year. The table below illustrates how the Target ETF’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Target ETF’s past performance, before and after taxes, does not necessarily indicate how the Target ETF will perform in the future. Updated performance information is available by calling the Fund toll-free at 888-244-4601 and is posted on the Fund’s website at CornerCapFUNL-ETF.com.
Calendar Year Total Returns
Calendar Year Ended December 31,
The Target ETF’s calendar year-to-date return as of September 30, 2023 was 2.43%.
During the period of time shown in the bar chart, the Target ETF’s highest quarterly return was 13.36% for the quarter ended December 31, 2022 and the lowest quarterly return was -11.97% for the quarter ended June 30, 2022.

Average Annual Total Returns For the Periods Ended December 31, 2022
	1 Year	Since Inception August 19, 2020
Return Before Taxes	-5.69%	13.74%
Return After Taxes on Distributions	-6.09%	13.31%
Return After Taxes on Distributions and Sale of Fund Shares	-3.08%	10.68%
Russell 1000 Value Total Return Index (reflects no deduction for fees, expenses, or taxes)	-7.54%	12.83%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered in the table above and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.  In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same
    Information Statement/Prospectus    5

period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
MANAGEMENT OF THE FUND
Investment Adviser
CornerCap Investment Counsel, Inc. is the investment adviser to the Target ETF and the Acquiring ETF and is located at The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, GA 30309. CornerCap was formed in 1989 and has over three decades of experience providing investment management services to various funds. The Adviser is controlled by Mr. Thomas E. Quinn.
The Adviser serves as investment adviser to the Target ETF and the Acquiring ETF with overall responsibility for the day-to-day portfolio management of each Fund, subject to the supervision of the TAP Board and the AMP Board, respectively. The Adviser also furnishes each Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser has agreed to pay all expenses of each Fund, except for the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, expenses associated with the purchase, sale, or ownership of securities, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.
For its services, the Adviser receives a single unitary management fee that is equal to 0.50% per annum of the average daily net assets of each Fund.
A discussion regarding the basis of the TAP Board’s most recent approval of the Target ETF’s investment advisory agreement will be available in the Target ETF’s semi-annual report to shareholders for the period ended September 30, 2023. A discussion regarding the AMP Board’s basis for approving the investment advisory agreement for the Acquiring ETF will be included in the annual report to shareholders for the fiscal year ending March 31, 2024.
Portfolio Managers
J. Cannon Carr, Jr., Chief Executive Officer of the Adviser, Jeffrey P. Moeller, Director of Research of the Adviser, and Joshua Tucker, Research Analyst of the Adviser, have served as the portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund since its inception in August 2020.
Mr. Carr is Chief Executive Officer of the Adviser and has been with the Adviser since 2007. He leads the Adviser’s investment committee, which oversees management of the Adviser’s investment research and products, including the Fund. He assumed the formal role of co-manager in July 2013. Prior to 2007, Mr. Carr was a Senior Equity Analyst on Wall Street for ten years.
Mr. Moeller, Director of Research and portfolio manager with the Adviser, has been with the Adviser since 2000, and his duties have included development of Fundametrics® research platform, portfolio management, and investment research. Mr. Moeller is a CFA Charterholder.
Mr. Tucker, research analyst with the Adviser, has been with the Adviser since 2013 and his duties include development of Fundametrics® research platform and investment research. Mr. Tucker is a CFA Charterholder.
The SAIs for the Target ETF and Acquiring ETF provide additional information about the Portfolio Managers’ compensation structure, other accounts managed and ownership of shares.
BUYING AND SELLING FUND SHARES
Fund shares are listed for secondary trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the shares. The Fund’s NAV per share is calculated as of the close of regular trading (generally 4:00 pm Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business. The NYSE and the Exchange are generally open Monday through Friday and are closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such request. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.
    Information Statement/Prospectus    6

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.
When reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security or other asset will be valued at its fair value in good faith in accordance with the Adviser’s pricing procedures, subject to oversight by the Board. Valuing securities at fair value is intended to ensure that the Fund is accurately priced and involves reliance on judgment. The Adviser will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.
Other types of investments that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
Frequent Purchases and Redemptions of Shares
Unlike frequent trading of a traditional open-end mutual fund’s (i.e., not exchange-traded) shares, frequent trading of shares of each Fund on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capitalization gains, or otherwise harm the Fund’s shareholders because these trades do not involve the Fund directly. Certain institutional investors are authorized to purchase and redeem a Fund’s shares directly with the Fund. Because these trades are generally effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects noted above that may result from frequent cash trades. Moreover, the Funds may impose transaction fees on in-kind purchases and redemptions of creation units to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees may increase if an investor substitutes cash in part or in whole for creation units, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Fund.
DISTRIBUTOR
Quasar Distributors, LLC (the “Distributor”) is the distributor for both the Target ETF and the Acquiring ETF. The Distributor is a broker-dealer registered with the SEC. For both Funds, the Distributor distributes creation units on an agency basis and does not maintain a secondary market in the shares. Neither the Target ETF nor the Acquiring ETF charges Rule 12b-1 distribution fees, sales loads or deferred sales loads.
INFORMATION ABOUT THE REORGANIZATION
Reorganization
As further explained in this Information Statement/Prospectus, the Reorganization will be effected pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”), a form of which is provided in Appendix A. Under the Plan of Reorganization, the Target ETF will transfer all of its assets to the Acquiring ETF in exchange for the assumption of all liabilities of the Target ETF by the Acquiring ETF and shares of the Acquiring ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target ETF on the Closing Date for the Reorganization (currently, the Closing Date is expected to be December 1, 2023. The shares of the Acquiring ETF will be distributed pro rata to the shareholders of the Target ETF in complete liquidation of the Target ETF. Holders of shares of the Target ETF will receive the number of shares of the Acquiring ETF equal in value to the aggregate NAV of the shares of the Target ETF that the shareholder held immediately prior to the Reorganization. As a result of the Reorganization, a shareholder of
    Information Statement/Prospectus    7

the Target ETF will have the same percentage of ownership in the Acquiring ETF as such shareholder’s percentage of ownership in the Target ETF prior to the Reorganization.
The Board, including the Trustees who are not “interested persons” of TAP Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Target ETF, and the Board, including the Independent Trustees of AMP Trust, on behalf of the Acquiring ETF, have approved the Plan of Reorganization. The Plan of Reorganization provides for:
a.the transfer of all of the assets and the liabilities of the Target ETF to the Acquiring ETF in exchange for shares of the Acquiring ETF;
b.the distribution of the Acquiring ETF shares to the Target ETF’s shareholders; and
c.the termination of the Target ETF as a series of the TAP Trust.
If the proposed Reorganization is completed, the Acquiring ETF will acquire all of the assets and the liabilities of the Target ETF, and shareholders of the Target ETF will receive shares of the Acquiring ETF with an aggregate NAV equal to the aggregate NAV of the Target ETF shares that the shareholders own immediately prior to the Reorganization.
Reasons for the Proposed Reorganization
The TAP Board has determined that, in light of the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust, the Reorganization may enable the Acquiring ETF to benefit from greater economies of scale in the future than would otherwise be available to the Target ETF, which could lead to reduced fees or expenses for Acquiring ETF shareholders in the future, and to avoid any negative impact for the Target ETF relating to the pending litigation, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board. With respect to economies of scale, it is anticipated that AMP Trust could grow to a greater number of investment advisers and funds, as well as net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring ETF, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust. Additionally, the TAP Board believes that the Reorganization is in the best interests of the Target ETF and its shareholders because the Acquiring ETF has an identical investment objective and the same investment strategies and policies as the Target ETF.
Board Considerations
In considering and approving the Reorganization at meetings held on May 31 and June 1, 2023, the TAP Board discussed the future of TAP Trust and the Target ETF in light of the pending litigation against TAP Trust with respect to an unrelated series of TAP Trust and the advantages of reorganizing the Target ETF into the Acquiring ETF. Among other things, the TAP Board also reviewed, with the assistance of independent legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Plan of Reorganization, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.
In considering the Reorganization, the TAP Board took into account the following matters, among others and in no order of priority:
•The Adviser will manage the Acquiring ETF as the successor to the Target ETF.
•The investment objective, principal investment strategies, principal risks, investment policies and restrictions of the Acquiring ETF will be identical to those of the Target ETF, and the Acquiring ETF will be managed by the same portfolio management team as the Target ETF.
•The unitary management fee for the Acquiring ETF will be the same as the unitary management fee for the Target ETF.
•That a potential benefit of the Reorganization is that it may result in greater economies of scale for the Acquiring ETF than would otherwise exist in TAP Trust. The Board recognized that the Adviser might benefit from increased economies of scale because the Adviser is responsible for paying the operating expenses of the Acquiring ETF. The Board considered that a significant reduction in such expenses could enable the Adviser to reduce or waive a portion of its management fee in the future to the benefit of shareholders. The TAP Board noted that AMP Trust was expected to grow to a greater number of investment advisers and funds, as well as greater net assets, than TAP Trust, which would enable each series of AMP Trust, including the Acquiring ETF, to benefit from spreading certain fixed operating expenses of AMP Trust across more funds and net assets than TAP Trust.
•The desire to avoid any negative impact for the Target ETF relating to the pending litigation involving an unrelated series of the TAP Trust, including but not limited to the inability to recruit and nominate new independent trustees to serve on the TAP Board.
•The qualifications and experience of the Acquiring ETF’s service providers, which are the same service providers of the Target ETF.
    Information Statement/Prospectus    8

•The costs of the Reorganization will not be borne by either the Target ETF or the Acquiring ETF, regardless of whether the Reorganization is consummated. The Board considered that the Trust’s administrator will bear the costs associated with the Reorganization.
•Any potential conflicts of interest related to the Reorganization, including as a result of any direct or indirect benefits to the Adviser.
•The Reorganization is expected to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).
•The interests of the shareholders of the Target ETF will not be diluted as a result of the Reorganization.
•If shareholders of the Target ETF do not wish to become shareholders of the Acquiring ETF, they may sell their Target ETF shares before the Reorganization.
The TAP Board, including all of the Independent Trustees, concluded that Reorganization of the Target ETF into the Acquiring ETF was in the best interests of the Target ETF and its shareholders, and that the Target ETF’s shareholders would not have their interests diluted as a result of the Reorganization. The determinations on behalf of the Target ETF were made on the basis of each TAP Board member’s business judgment after consideration of all of the factors taken as a whole, though individual TAP Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.
After consideration of the factors noted above, together with other factors and information considered to be relevant, the TAP Board determined that the Reorganization is in the best interests of shareholders of the Target ETF, and accordingly, unanimously approved the Reorganization of the Target ETF into the Acquiring ETF and the Plan of Reorganization.
Costs and Expenses of the Reorganization
The Plan of Reorganization provides that all expenses of the Reorganization will be borne by service providers to the Target ETF and Acquiring ETF. Such expenses include, without limitation: (a) postage and mailing; (b) printing; (c) accounting fees; and (d) legal fees incurred by TAP Trust. The costs associated with the Reorganization are expected to be approximately $50,000. The Trust’s administrator will bear the costs associated with the organization of the Acquiring ETF and the preparation of this Information Statement/Prospectus for the Reorganization, among other expenses.
Capitalization
The following table sets forth, as of September 30, 2023, (a) the unaudited capitalization of the Target ETF and (b) the unaudited pro forma combined capitalization of the Acquiring ETF assuming the proposed Reorganization has taken place. The capitalization is likely to be different on the Closing Date as a result of daily Target ETF share creation, redemption and market activity.

Fund Capitalization as of September 30, 2023	Net Assets	Shares Outstanding	Net Asset Value Per Share
Target ETF	$161,983,981	4,845,000	$33.43
Acquiring ETF (Pro Forma)*	$161,983,981	4,845,000	$33.43
*Reflects the estimated pro forma capitalization of the Acquiring ETF at September 30, 2023, as though the Reorganization had occurred on September 30, 2023, and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring ETF will be received by the shareholders of the Target ETF on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring ETF that actually will be received on or after such date.
Federal Tax Consequences
The Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Code. Accordingly, no gain or loss is expected to be recognized by the Fund as a direct result of the Reorganization. As a non-waivable condition to the Reorganization, the law firm Morgan, Lewis & Bockius LLP, counsel to TAP Trust and AMP Trust will provide an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code. In addition, the tax basis and the holding period of the Acquiring ETF shares received by each shareholder of the Target ETF in the Reorganization should be the same as the tax basis and holding period of the Target ETF shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the Acquiring ETF shares received, the Target ETF’s shares given up must have been held as capital assets by the shareholder.
At any time before the Reorganization takes place, a shareholder may sell shares of the Target ETF. Generally, such sale would be a taxable transaction to the shareholder for federal income tax purposes.
For more information on the tax consequences of a reorganization, see “Taxes” later in this Information Statement/Prospectus.
    Information Statement/Prospectus    9

DIVIDENDS AND DISTRIBUTIONS
The Target ETF and Acquiring ETF intend to pay out dividends, if any, annually and distribute any net realized capital gains to its shareholders at least annually. The Funds will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. The investor’s broker is responsible for distributing the income and capital gain distributions to the investor.
TAXES
The Acquiring ETF and its shareholders are not expected to face any tax consequences as a result of the Reorganization. The Adviser does not anticipate any restructuring of the securities in the portfolio as a result of the Reorganization due to the fact that investment objective and principal investment strategies of the Funds are identical. As of March 31, 2023, the Target ETF had the following capital loss carryforwards; however, this will not have any impact on the Target ETF or the Acquiring ETF as a result of the Reorganization:

Not Subject to Expiration
Short-Term	Long-Term	Total
$5,149,983	$1,953,878	$7,103,861
The Fund has elected and intends to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
In general, the Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. For this purpose, the period during which the Acquiring ETF holds an asset includes the period during which the Target ETF held that asset. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.
Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.
A tax of 3.8% applies to net investment income of U.S. individuals (other than individuals that are married by filing a separate return) with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of fund shares.
Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you. This is known as “buying a dividend” and should be avoided by taxable investors.
Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared.
The Fund (or its administrative agent) will send you a report annually summarizing the amount and tax aspects of your distributions.
    Information Statement/Prospectus    10

If you are not a citizen or a permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of the Fund’s net capital gain that is reported by the Fund as capital gain dividends. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the United States for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty. Foreign investors in the Fund are encouraged to consult their tax advisor prior to investing in the Fund.
The Fund must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you (1) have provided the Fund either an incorrect tax identification number or no number at all, (2) are subject to backup withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have not certified to the Fund that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 24% for taxable years beginning before January 1, 2026. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.
The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is the tax optimization method, under which the shareholder sells shares in a thoughtful way to reduce or eliminate capital gains. A shareholder may elect, on an account-by-account basis, to use a method other than tax optimization by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the tax optimization method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the tax optimization method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
Taxes When Shares are Sold on the Exchange
Assuming shares are held as a capital asset, any gain or loss realized upon a sale of shares generally is treated as a long-term capital gain or loss if shares have been held for more than one year and as a short-term capital gain or loss if shares have been held for one year or less provided that the shareholder holds the shares as capital assets. However, any capital loss on a sale of shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. The ability to deduct capital losses may be limited.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rule applies and when a loss might be deductible.
FINANCIAL HIGHLIGHTS SUMMARY
The fiscal year end of the Target ETF and the Acquiring ETF is March 31. The financial highlights for the Target ETF are included in Appendix B, and have been derived from financial statements audited by Cohen & Company, Ltd., the Fund’s registered independent accounting firm. Information for the prior years was audited by the Target ETF's prior independent registered public accounting firm.
    Information Statement/Prospectus    11

The financial highlights of the Target ETF are also contained in: (i) the Annual Report to shareholders of the Target ETF for the fiscal year ended March 31, 2023, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm. The Annual Report, which has previously been sent to shareholders, is available on request and without charge by writing to the CornerCap Fundametrics® Large-Cap ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, and are incorporated by reference into this Information Statement/Prospectus. Cohen & Company, Ltd. has been selected as the independent registered public accounting firm for the Target ETF and the Acquiring ETF for the fiscal year ending March 31, 2024.
As of the date of this Information Statement/Prospectus, the Acquiring ETF has not commenced operations and has no financial highlights. The Acquiring ETF will assume the accounting history of the Target ETF at the closing of the Reorganization.
DESCRIPTION OF THE SECURITIES TO BE ISSUED; RIGHTS OF SHAREHOLDERS
Set forth below is a description of the Acquiring ETF shares to be issued to the shareholders of the Target ETF in the Reorganization. Also set forth below is a discussion of the rights of shareholders of the Target ETF, which has identical characteristics.
The following is a summary of the material rights of shareholders of the Target ETF adn teh Acquried ETF, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware statute governing statutory trusts (the “Delaware Statute”), TAP Trust’s Amended and Restated Agreement and Declaration of Trust, and TAP Trust’s Amended and Restated Bylaws, as well as AMP Trust’s Agreement and Declaration of Trust and Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”
Form of Organization. The Target ETF is a series of TAP Trust, an open-end management investment company organized as a Delaware statutory trust on August 28, 2003. The Acquiring ETF is a series of AMP Trust, an open-end management investment company organized as a Delaware statutory trust on February 16, 2023. The Target ETF and the Acquiring ETF both offer one class of shares.
Capital Stock. Each of TAP Trust and AMP Trust (each, a “Trust”) is authorized to issue an unlimited number of interests (or shares). Interests in the Target ETF and the Acquiring ETF are represented by shares of beneficial interest each with no par value. As of the date of this Information Statement/Prospectus, shares of approximately 13 other series of the TAP Trust are offered in separate prospectuses and statements of additional information, and there are no existing series of the AMP Trust. Each Trust may start additional series and offer shares of new funds under the Trust at any time.
Voting Rights. Each share of a Fund represents an interest in the respective Fund and corresponding Trust that is equal to and proportionate with each other share of the respective Fund and corresponding Trust. Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. Each Trust is not required to (nor does it) hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees. On any matters submitted to a vote of shareholders of either Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.
Shareholder Liability. The Delaware Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of a Trust. The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. Each Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.
Preemptive Rights. Shareholders of each Fund are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.
FUND TRUSTEES AND OFFICERS
The independent members of the TAP Board comprise a majority of the independent members of the AMP Board and the officers of TAP Trust and AMP Trust are the same.
OTHER SERVICE PROVIDERS
The Acquiring ETF will use the same service providers as currently used by the Target ETF:
    Information Statement/Prospectus    12

Role	Service Provider
Administrator	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Fund Accounting Agent	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Transfer Agent	U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202
Custodian	U.S. Bank National Association, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103
Information about the Acquiring ETF’s administrator, fund accountant and transfer agent, and custodian can be found in the SAI connected with this Information Statement/Prospectus dated November 15, 2023.
OWNERSHIP OF SECURITIES OF THE FUNDS
As of the date of this Information Statement/Prospectus, the Acquiring ETF had not commenced operations.
As of July 31, 2023, the Record Date, the Target ETF had the following number of shares issued and outstanding. As of the same date, trustees and officers of the Target ETF as a group owned less than 1% of the outstanding voting securities of the Target ETF.

Shares Issued & Outstanding as of September 30, 2023
Target ETF	4,845,000
As of July 31, 2023, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Target ETF:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	84.54%	Record

TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103-2226	13.76%	Record
Any shareholder that owns 25% or more of the outstanding shares of a fund or a class of a fund may be presumed to “control” (as that term is defined in the 1940 Act) the fund or that class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a fund.
AVAILABLE INFORMATION
Each Trust is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.
LEGAL MATTERS
Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring ETF will be passed on by the law firm of Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004.
EXPERTS
The financial statements and financial highlights of the Target ETF are incorporated by reference into this Information Statement/Prospectus from the Target ETF’s Annual Report on Form N‑CSR for the fiscal year ended March 31, 2023, which have been audited by Cohen & Company, Ltd., the Target ETF independent registered public accounting firm, as stated in its report, which are
    Information Statement/Prospectus    13

incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.
OTHER MATTERS
The Target ETF is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of Trust for Advised Portfolios at U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

By order of the Board of Trustees,

/s/ Russell B. Simon
Russell B. Simon
President and Principal Executive Officer,
Trust for Advised Portfolios
    Information Statement/Prospectus    14

APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
Corner Cap Fundametrics Large-Cap ETF
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is adopted as of this ___ day of _____, 2023 by and among (i) Trust for Advised Portfolios, a Delaware statutory trust (“TAP Trust”), severally and not jointly on behalf of its series, the CornerCap Fundametrics® Large-Cap ETF (the “Target ETF”) and (ii) Advisor Managed Portfolios, a Delaware statutory trust (“AMP Trust” and, together with TAP Trust, the “Trusts”), severally and not jointly on behalf of its series, the CornerCap Fundametrics® Large-Cap ETF (the “Acquiring ETF”). U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), is a party to this Agreement solely for purposes of paragraph 9.2. Other than the Target ETF and the Acquiring ETF, no other series of TAP Trust or AMP Trust are parties to this Agreement. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Target ETF or Acquiring ETF are made and shall be taken or undertaken by TAP Trust on behalf of the Target ETF and AMP Trust on behalf of the Acquiring ETF.
WHEREAS, the parties hereto intend for the Acquiring ETF and the Target ETF to enter into a transaction pursuant to which: (i) the Acquiring ETF will acquire all of the Assets (as defined in Section 1.1(b)) solely in exchange for shares of the Acquiring ETF (“Acquiring ETF Shares”) of equal value to the net assets of the Target ETF (determined as of the Valuation Time (as defined in Section 2.1(e)) and the assumption of the Liabilities (as defined in Section 1.1(c)) of the Target ETF, and (ii) the Target ETF will immediately distribute such Acquiring ETF Shares to shareholders of the Target ETF, in complete liquidation of the Target ETF, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);
WHEREAS, the Acquiring ETF is a “shell” series of AMP Trust created for the purpose of acquiring the Assets and assuming the Liabilities of the Target ETF;
WHEREAS, each of TAP Trust and AMP Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and
WHEREAS, the parties hereto intend for (i) this Agreement to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), and (ii) that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1) of the Code.
WHEREAS, the Boards of Trustees of TAP Trust and AMP Trust have authorized and approved the Reorganization with respect to the Target ETF and the Acquiring ETF, respectively.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
1.    DESCRIPTION OF THE REORGANIZATION
1.1.    The Trusts agree to take the following steps with respect to the Reorganization:
(a)The Target ETF shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring ETF, and the Acquiring ETF in exchange therefor shall assume all of the Liabilities, as defined in Section 1.1(c), and deliver to the Target ETF the number of Acquiring ETF Shares determined in the manner set forth in Section 2.
(b)The assets of the Target ETF to be transferred to the Acquiring ETF shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting
    Information Statement/Prospectus    1

recoveries) and dividends or interest receivable that are owned by the Target ETF and any deferred or prepaid expenses shown as an asset on the books of the Target ETF on the Closing Date (as defined in Section 3.1 below) (collectively, “Assets”).
(c)The Target ETF will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring ETF shall assume all of the liabilities of the Target ETF, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).
(d)As soon as reasonably practicable after the Closing (as defined in Section 3.1 below), the Target ETF will distribute to its shareholders of record (“Target ETF Shareholders”) the Acquiring ETF Shares received by the Target ETF pursuant to Section 1.1(a) on a pro rata basis, and the Target ETF will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution and liquidation will be accomplished, with respect to the Target ETF’s shares, by the transfer of the Acquiring ETF Shares then credited to the account of the Target ETF on the books of the Acquiring ETF to open accounts on the share records of the Acquiring ETF in the names of the Target ETF Shareholders. At the Closing, any outstanding certificates representing shares of the Target ETF will be cancelled.
(e)Ownership of Acquiring ETF Shares will be shown on the Acquiring ETF’s books, as such are maintained by its transfer agent.
2.    VALUATION
2.1.    With respect to the Reorganization:
(a)The net value of the Target ETF’s Assets to be acquired by the Acquiring ETF hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by TAP Trust’s Board of Trustees (“Target ETF Valuation Procedures”).
(b)The number of Acquiring ETF Shares issued by the Acquiring ETF in exchange for the Target ETF’s Assets shall be equal in value to the aggregate net asset value of shares of the Target ETF outstanding as of the Valuation Time.
(c)The net asset value per share of the Acquiring ETF Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target ETF’s Assets (described in Section 2.1(a)) by the number of Acquiring ETF Shares issued in connection with the Reorganization (described in Section 2.1(b)).
(d)All computations of value shall be made by the Target ETF’s administrator using the Target ETF Valuation Procedures.
(e)“Valuation Time” shall mean immediately after the close of regular trading on the NYSE on the Valuation Date.
(f)“Valuation Date” shall mean the business day next preceding the Closing Date.
    3.    CLOSING AND CLOSING DATE
3.1.    The Reorganization shall close on December 1, 2023 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as
    Information Statement/Prospectus    2

of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”).
3.2.    With respect to the Reorganization:
(a)The Target ETF’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target ETF as of the Closing Date to the Acquiring ETF’s custodian (the “Acquiring Custodian”) for the account of the Acquiring ETF duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. TAP Trust shall direct the Target ETF’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target ETF’s portfolio securities and instruments so held. The cash to be transferred by the Target ETF shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date.
(b)The Target ETF shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any.
(c)At such time prior to the Closing Date, the Target ETF shall provide (i) instructions and related information to the Acquiring ETF or its transfer agent with respect to the Target ETF Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target ETF Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target ETF or its agents relating to the identification and verification of the Target ETF Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring ETF may reasonably request.
(c)In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target ETF (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of TAP Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target ETF is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.    REPRESENTATIONS AND WARRANTIES
4.1.    TAP Trust, on behalf of itself or, where applicable, the Target ETF, represents and warrants to AMP Trust and the Acquiring ETF as follows:
(a)The Target ETF is duly organized as a series of TAP Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws, each as currently in effect, to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)TAP Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target ETF under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;
    Information Statement/Prospectus    3

(c)No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target ETF and TAP Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;
(d)The current prospectus and statement of additional information of the Target ETF and each prospectus and statement of additional information of the Target ETF used at all times between the commencement of operations of the Target ETF and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)Except as otherwise disclosed to and accepted by or on behalf of the Acquiring ETF, the Target ETF will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring ETF will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;
(f)On the Closing Date, all Returns (as defined below) of the Target ETF required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. Except as otherwise disclosed to and accepted by or on behalf of AMP Trust (on behalf of the Acquiring ETF), to TAP Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target ETF or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target ETF is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target ETF’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);
(g)The Target ETF has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target ETF has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target ETF is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target ETF will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target ETF has not taken any action, caused any action to be taken or caused any
    Information Statement/Prospectus    4

action to fail to be taken which action or failure could cause the Target ETF to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target ETF to fail to be qualified as a regulated investment company as of the Closing Date. The Target ETF has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target ETF has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code with respect to any taxable year or calendar year ending before the Closing Date;
(h)The Target ETF has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (f) or (g) of this Section 4.1;
(i)All issued and outstanding shares of the Target ETF are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by TAP Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;
(j)The Target ETF will provide the Acquiring ETF with such information relating to the Target ETF as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) and such information as of the date provided, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by TAP Trust for use therein;
(k)The Target ETF is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(l)The Target ETF will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder;
(m)The Target ETF is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder; and
(n)The Target ETF has maintained since its formation its March 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its March 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing IRS Form 1128 “Application to Adopt, Change, or retain a Tax Year”;
4.2.     AMP Trust, on behalf of itself or, where applicable, the Acquiring ETF, represents and warrants to TAP Trust and the Target ETF as follows:
(a)The Acquiring ETF is duly organized as a series of AMP Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust and By-Laws, each as currently in effect, to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
    Information Statement/Prospectus    5

(b)AMP Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
(c)Prior to the Closing, the registration of the Acquiring ETF Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;
(d)No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring ETF and AMP Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;
(e)The prospectus and statement of additional information of the Acquiring ETF to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(f)The Acquiring ETF will be at the time of Closing a new series of AMP Trust, without assets (other than nominal seed capital received in exchange for a nominal number of shares (“Initial Shares”) to the seed capital investor (which shall be the investment adviser of the Acquiring ETF or an affiliate thereof) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target ETF in connection with the Reorganization and, accordingly, the Acquiring ETF has not commenced operations, prepared books of account and related records or financial statements or issued any shares except the Initial Shares issued in a private placement to the initial seed capital investor of the Acquiring ETF to secure any required initial shareholder approvals. The Initial Shares have been or will be redeemed by the Acquiring ETF prior to the Closing for the price for which they were issued;
(g)The Acquiring ETF intends to qualify as a regulated investment company for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring ETF will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring ETF to fail to be qualified as a regulated investment company from and after the Closing;
(h)No consideration other than the Acquiring ETF Shares (and the Acquiring ETF’s assumption of the Target ETF’s Liabilities) will be exchanged for the Target ETF’s Assets in the Reorganization;
(i)The Acquiring ETF Shares to be issued and delivered to the Target ETF, for the account of the Target ETF Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target ETF’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by AMP Trust and the Acquiring ETF;
(j)The Acquiring ETF on the Closing will not directly or indirectly own, any shares of the Target ETF;
(k)The information provided by the Acquiring ETF for use in the N-14 Registration Statement (as defined in Section 5.1(b)) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by AMP Trust for use therein; and
(l)AMP Trust is not aware of any arrangement whereby it or any affiliated person of the AMP Trust (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Reorganization.
    Information Statement/Prospectus    6

5.     COVENANTS
5.1.    With respect to the Reorganization:
(a)The Target ETF will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target ETF may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring ETF shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring ETF to secure any required initial shareholder approvals.
(b)The parties hereto shall cooperate in preparing, and AMP Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring ETF Shares to be issued in connection with the Reorganization and include an information statement explaining the details of the Reorganization (the “N-14 Registration Statement”).
(c)TAP Trust, on behalf of the Target ETF, will provide the Acquiring ETF with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target ETF to the Acquiring ETF, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target ETF with respect to each shareholder, including such information as AMP Trust may reasonably request concerning Target ETF shares or Target ETF Shareholders in connection with the Acquiring ETF’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target ETF as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring ETF as a result of the transfer of Assets (the “Target ETF Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target ETF, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target ETF (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
(d)Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(e)The Target ETF will make one or more liquidating distributions to its shareholders consisting of the Acquiring ETF Shares received at the Closing, as set forth in Section 1.1(d).
(f)It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.
    Information Statement/Prospectus    7

(g)TAP Trust, on behalf of the Target ETF, shall deliver to the Acquiring ETF copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target ETF for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target ETF and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.
(h)TAP Trust, on behalf of the Target ETF, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target ETF by AMP Trust, on behalf of the Acquiring ETF, includes any right of action against current and former service providers of the Target ETF, such right to survive for the statute of limitation of any such claim.
(i)The Target ETF shall furnish the Acquiring ETF, in such form as is reasonably satisfactory to the Acquiring ETF, (i) a statement of the earnings and profits and capital loss carryovers of the Target ETF for federal income tax purposes that will be carried over by the Acquiring ETF as a result of Section 381 of the Code, and which will be certified by TAP Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of TAP Trust, as to the adjusted tax basis in the hands of the Target ETF of the securities delivered to the Acquiring ETF pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring ETF may reasonably request. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET ETF
6.1.    With respect to the Reorganization, the obligations of TAP Trust, on behalf of the Target ETF, to consummate the transactions provided for herein shall be subject, at the Target ETF’s election, to the performance by AMP Trust and the Acquiring ETF of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:
(a)All representations and warranties of AMP Trust and the Acquiring ETF contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and
(b)AMP Trust and the Acquiring ETF shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by AMP Trust and the Acquiring ETF, on or before the Closing Date.
7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ETF
7.1.    With respect to the Reorganization, the obligations of AMP Trust, on behalf of the Acquiring ETF, to consummate the transactions provided for herein shall be subject, at the Acquiring ETF’s election, to the performance by TAP Trust and the Target ETF of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a)All representations and warranties of TAP Trust and the Target ETF contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and
(b)TAP Trust, on behalf of the Target ETF, shall have delivered to AMP Trust, on behalf of the Acquiring ETF (i) a statement of the Target ETF’s Assets, together with a list of portfolio securities of the Target ETF showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of TAP Trust, (ii) such Target ETF Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent
    Information Statement/Prospectus    8

permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target ETF; and
(c)TAP Trust and the Target ETF shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by TAP Trust and the Target ETF, on or before the Closing Date.
8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ETF AND THE TARGET ETF
With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target ETF or the Acquiring ETF, TAP Trust, on behalf of the Target ETF, or AMP Trust, on behalf of the Acquiring ETF, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1.        On the Closing Date, no action, suit or other proceeding shall be pending or, to either Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.2.    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by TAP Trust or AMP Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring ETF or the Target ETF, provided that either party hereto may for itself waive any of such conditions;
8.3.    The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and
8.4.    The Trusts shall have received on or before the Closing Date an opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably acceptable to the Trusts, as to the matters set forth on Schedule 8.4. In rendering such opinion, Morgan, Lewis & Bockius LLP may request and rely upon representations contained in certificates of officers of the Trusts and the officers of the Trusts shall use their best efforts to make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Reorganization on the Target ETF, Acquiring ETF or any Target ETF Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting or (ii) any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target ETF nor the Acquiring ETF may waive the condition set forth in this Section 8.4.
9.FEES AND EXPENSES
9.1.    The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2.    Fund Services will bear those expenses relating to the Reorganization as set forth in this Section 9.2, whether or not the Reorganization is consummated. The costs relating to the Reorganization to be borne by Fund Services shall include costs associated with organizing the Acquiring ETF, costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/information statement contained therein), legal fees, accounting fees, and transfer agent and custodian conversion costs. The costs relating to the Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs shall be borne by the Target ETF. For the avoidance of doubt, neither the Acquiring ETF nor the Target ETF will bear any costs relating to the Reorganization, other than as described in this
    Information Statement/Prospectus    9

Agreement. Fund Services will assume or pay only those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Target ETF and the Acquiring ETF will pay their own expenses, if any, incurred in connection with the Reorganization. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in the Acquiring ETF failing to qualify and be eligible for treatment as a regulated investment company under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target ETF or the Acquiring ETF or any of their respective shareholders. This Section 9.2 shall survive the termination of this Agreement and the Closing.
10.    INDEMNIFICATION
10.1.    TAP Trust, on behalf of the Target ETF, agrees to indemnify and hold harmless AMP Trust and each of its officers and trustees and the Acquiring ETF from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which AMP Trust or any of its trustees or officers or the Acquiring ETF may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TAP Trust, on behalf of the Target ETF, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
10.2.    AMP Trust, on behalf of the Acquiring ETF, agrees to indemnify and hold harmless TAP Trust and each of its officers and trustees and the Target ETF from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which TAP Trust or any of its trustees or officers or the Target ETF may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by AMP Trust, on behalf of the Acquiring ETF, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
11.ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS
11.1.    Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
11.2.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
12.TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Trusts on behalf of the Target ETF or the Acquiring ETF, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.
13.AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.
14.HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS
    Information Statement/Prospectus    10

14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2. This Agreement shall be governed by and construed in accordance with the laws of The State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.
14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.
14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target ETF or the Acquiring ETF, as applicable, as provided in its governing documents and (ii) the other parties to this Agreement.
14.6. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.
14.7 A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.
15.    NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given electronically or by facsimile, personal service or prepaid or certified mail addressed to:
For TAP Trust:
Trust for Advised Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Attention: Russell B. Simon
For AMP Trust:
Advisor Managed Portfolios
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Attention: Russell B. Simon
[Signature page follows]
    Information Statement/Prospectus    11

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Trust for Advised Portfolios,
severally and not jointly on behalf of the
CornerCap Fundametrics® Large-Cap ETF

By: ______________________
Name:
Title:

Advisor Managed Portfolios,
severally and not jointly on behalf of the
CornerCap Fundametrics® Large-Cap ETF

By: ______________________
Name:
Title:

U.S. Bank Global Fund Services,
solely for purposes of Section 9.2

By: ______________________
Name:
Title:

    Information Statement/Prospectus    12

Schedule 8.4
Tax Opinions
With respect to the Reorganization:
•The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target ETF and the Acquiring ETF will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
•No gain or loss will be recognized by the Target ETF upon the transfer of all the Assets of the Target ETF to the Acquiring ETF solely in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the Liabilities of the Target ETF, or upon the distribution of the shares of the Acquiring ETF to the Target ETF Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;
•The tax basis in the hands of the Acquiring ETF of each Asset transferred from the Target ETF to the Acquiring ETF in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target ETF immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target ETF on the transfer;
•The holding period in the hands of the Acquiring ETF of each Asset transferred from the Target ETF to the Acquiring ETF in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized, will include the Target ETF’s holding period for such Asset (except where investment activities of the Acquiring ETF have the effect of reducing or eliminating the holding period with respect to an asset);
•No gain or loss will be recognized by the Acquiring ETF upon its receipt of all the Assets of the Target ETF solely in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the Liabilities of the Target ETF as part of the Reorganization;
•No gain or loss will be recognized by the Target ETF Shareholders upon the exchange of their shares of the Target ETF for shares of the Acquiring ETF as part of the Reorganization;
•The aggregate tax basis of the shares of the Acquiring ETF Shares each Target ETF Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target ETF exchanged therefor;
•The Target ETF Shareholder’s holding period for the shares of the Acquiring ETF received in the Reorganization will include the Target ETF Shareholder’s holding period for the shares of the Target ETF exchanged therefor, provided that the Target ETF Shareholder held such shares of the Target ETF as capital assets on the date of the exchange;
•The Acquiring ETF will succeed to and take into account those tax attributes of the Target ETF that are described in Section 381(c) of the Code subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations; and
•The taxable year of the Target ETF will not be required to end solely as a result of the Reorganization.
    Information Statement/Prospectus    13

APPENDIX B
FINANCIAL HIGHLIGHTS
The financial highlights for the Target ETF are included below. The information for the year ended March 31, 2023 has been audited by Cohen & Company, Ltd., the Target ETF’s independent registered public accounting firm, and Cohen & Company, Ltd.’s report, along with the Target ETF’s financial statements, are included in the Target ETF’s Annual Report, which is available upon request and on the Fund’s website at CornerCapFUNL-ETF.com. The information for prior years was audited by BBD, LLP, the Target ETF’s previous independent registered public accounting firm. Information for the prioryears was audited by the Target ETF's prior independent registered public accounting firm.

The financial highlights tables are intended to help you understand the Target ETF’s financial performance for the fiscal years shown. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in the Target ETF (assuming reinvestment of all dividends and distributions).

For a capital share of CornerCap Fundametrics® Large-Cap ETF outstanding throughout each period:	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022		For the Period Ended March 31, 2021*
Net Asset Value, Beginning of Period	$35.27	$31.96		$25.00

Income from Investment Operations:
Net investment income (1)	0.68	0.57		0.33
Net realized and unrealized gain (loss) on investments	(2.37)	3.28		6.76
Total Gain (loss) from Investment Operations	1.69	3.85		7.09

Less Distributions:
Net investment income	(0.60)	(0.54)		(0.13)
Net realized gain on investments	—	0.00	^	—
Total Distributions	(0.60)	(0.54)		(0.13)

Net Asset Value, End of Period	$32.98	$35.27		$31.96

Total Return	(4.79)%	12.11%		28.41%	(2)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$152,384	$125,373		$96,835
Ratio of expenses to average net assets	0.50%	0.50%		0.50%	(3)
Ratios of net investment income to average net assets	2.05%	1.68%		1.89%	(3)
Portfolio turnover rate (4)	60%	26%		6%	(2)

*    Commencement of operations on August 19, 2020.
^    Amount is less than $0.01 per share.
(1)     Per share amounts have been calculated using average shares method.
(2)     Not Annualized.
(3)    Annualized.
(4)     Portfolio turnover rate excludes securities received or delivered in-kind.
Appendix B    B-1    Financial Highlights

STATEMENT OF ADDITIONAL INFORMATION
Dated November 15, 2023

REORGANIZATION OF
CornerCap Fundametrics® Large-Cap ETF
(A series of Trust for Advised Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004
INTO THE
CornerCap Fundametrics® Large-Cap ETF
(A series of Advisor Managed Portfolios)
615 East Michigan Street
Milwaukee, WI 53202
1-800-617-0004
This Statement of Additional Information (“SAI”) is being furnished to shareholders of the CornerCap Fundametrics® Large-Cap ETF (the “Target ETF”), a series of the Trust for Advised Portfolios (“TAP Trust”), in connection with the reorganization of the Target ETF into the CornerCap Fundametrics® Large-Cap ETF (the “Acquiring ETF”), a newly-created series of Advisor Managed Portfolios (“AMP Trust”), as described in the Information Statement/Prospectus (the “Reorganization”). The Target ETF and the Acquiring ETF may each be referred to as the “Fund,” or together as the “Funds,” in this SAI to the extent the information provided relates to both Funds.
This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI):
•the SAI related to the Target ETF, dated July 31, 2023, as supplemented, (File No. 333-108394) (File No. 811-21422) (Accession No. 0000894189-23-005227);
•The Target ETF’s audited financial statements and related report of the independent registered public accounting firm included in the Target ETF’s Annual Report for the fiscal year ended March 31, 2023 (the “Target ETF Annual Report”) (File No. 811-21422) (Accession No. 0000894189-23-004186); and
•the SAI related to the Acquiring ETF, dated November 1, 2023 (File No. 333-270997) (File No. 811-23859) (Accession No. [ ]).
Because the Acquiring ETF has not yet commenced operations, no annual or semi-annual shareholder report is available. The Acquiring ETF is a newly-created series of the AMP Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target ETF. The Target ETF shall be the accounting and performance survivor in the Reorganization, and the Acquiring ETF, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target ETF. The Target ETF Annual Report has previously been transmitted to the Target ETF’s shareholders.
This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated November 15, 2023, relating to the Reorganization. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to CornerCap Fundametrics® Large-Cap ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 888‑244-4601.

    Statement of Additional Information    1

TABLE OF CONTENTS

Page
Supplemental Financial Information	2

SUPPLEMENTAL FINANCIAL INFORMATION
Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring ETF are not included in this SAI.
Tables showing the fees and expenses of the Target ETF, which are identical to those of the Acquiring ETF on a pro forma basis after giving effect to the proposed Reorganization, are included under “Fees and Expenses” in the Information Statement/Prospectus.
Under the Agreement and Plan of Reorganization, the Target ETF is proposed to be reorganized into the Acquiring ETF.
The Reorganization will not result in a material change to the Target ETF’s investment portfolio due to the investment restrictions of the Acquiring ETF being identical to those of the Target ETF. Each security held by the Target ETF is eligible to be held by the Acquiring ETF and the Acquiring ETF will have the same investment objective and strategies as the Target ETF. As a result, a schedule of investments of the Target ETF modified to show the effects of the change is not required and is not included.
There are no material differences in accounting policies of the Target ETF as compared to those of the Acquiring ETF.

    Statement of Additional Information    2

PART C
Other Information
Item 15. Indemnification
Reference is made to Article VI of the Registrant’s Agreement and Declaration of Trust, Article VIII of Registrant’s By-Laws and Paragraph 6 of the Distribution Agreement.
Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”
With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds' Registration Statement, reports to shareholders or advertising and sales literature.
Item 16. Exhibits

(1)	(a)
Certificate of Trust dated February 16, 2023 was previously filed with AMP Trust’s Registration Statement on Form N-1A (File Nos. 811-23859 and 333-270997) on March 30, 2023 and is incorporated herein by reference.

(b)	Agreement and Declaration of Trust dated February 16, 2023 was previously filed with AMP Trust’s Registration Statement on Form N-1A on March 30, 2023 and is incorporated herein by reference.
(2)	Bylaws dated February 16, 2023 were previously filed with AMP Trust’s Registration Statement on Form N-1A on March 30, 2023 and is incorporated herein by reference.
(3)	Voting Trust Agreements - Not Applicable.
(4)	Form of Agreement and Plan of Reorganization is attached as Appendix A to the Information Statement/Prospectus contained in this Registration Statement.
(5)	Instruments Defining Rights of Security Holders are incorporated by reference into the Registrant’s Agreement and Declaration of Trust and Bylaws.
(6)	Form of Investment Advisory Agreement was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.
(7)	Form of ETF Distribution Agreement was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.
(8)	Bonus or Profit Sharing Contracts - not applicable.
(9)	(a)	(i)	Form of Custody Agreement was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.
(ii)	Form of Exhibit to Custody Agreement was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.
(10)	Rule l2b-1 Plan was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.
(11)	(a)	Legal Opinion of Shares was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.

(b) Consent to Use of Name was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.
(12)	Form of Tax Opinion was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.
(13)	Material Contracts of the Registrant
(a) (i) Form of Fund Servicing Agreement was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.
(ii) Form of Exhibit to Fund Servicing Agreement was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.
(14)	(a) BBD, LLP Consent of Independent Registered Public Accounting Firm - filed herewith.
(b) Cohen & Company, Ltd. Consent of Independent Registered Public Accounting Firm - filed herewith.
(15)	Omitted Financial Statements - not applicable.
(16)	(a)
Power of Attorney for Brian S. Ferrie, Wan-Chong Kung, and Christopher E. Kashmerick was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.

(b) Power of Attorney for Russell Emery was previously filed with AMP Trust’s Registration Statement on Form N-14 on October 16, 2023 and is incorporated herein by reference.
(17)	Additional exhibits - not applicable.
(18)	Type and class of securities being registered - not applicable.
Item 17. Undertakings
(1)    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
(2)    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
(3)     The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Milwaukee and State of California, on the 19th day of October, 2023.

Advisor Managed Portfolios

By: /s/ Russell B. Simon
Russell B. Simon
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of October 19, 2023.

Signature	Title

Russell Emery*	Trustee
Russell Emery

Brian S. Ferrie*	Trustee
Brian S. Ferrie

Wan-Chong Kung*	Trustee
Wan-Chong Kung

Christopher E. Kashmerick*	Trustee
Christopher E. Kashmerick

/s/ Russell B. Simon	President and Principal Executive Officer
Russell B. Simon

/s/ Eric T. McCormick	Treasurer and Principal Financial Officer (principal accounting officer)
Eric T. McCormick

*By: /s/ Russell B. Simon
Russell B. Simon Attorney-In Fact pursuant to Power of Attorney